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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 3, 2003



                            HIGH CASH PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

               DELAWARE                  0-17651              13-3347257
    (State or other jurisdiction of    (Commission         (I.R.S. Employer
    incorporation or organization)      File No.)         Identification No.)

                            High Cash Partners, L.P.
                              c/o Pembroke HCP LLC
                           c/o Pembroke Companies Inc.
                          70 East 55th Street 7th Floor
                               New York, NY 10022

                    (Address of principal executive offices)
                                 (212) 350-9900
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)


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



     High Cash Partners, L.P. (the "Registrant") hereby files Amendment No. 1 to its Current Report on Form 8-K dated March 3, 2003, solely to file Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(b) The required pro forma financial information in connection with the Registrant's release of the deed to its sole real estate asset to its first mortgage lender, Resources Accrued Mortgage Investors 2 L.P. ("RAM 2"), in lieu of foreclosure, under the terms of the mortgage loan modification agreement entered into between the Registrant and RAM 2 effective January 31, 2001, is attached as Exhibit 99.1 and incorporated herein by this reference.

(c) Exhibits.

    99.1   Pro Forma financial information -- High Cash Partners













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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HIGH CASH PARTNERS, L.P.




                                      By:     Pembroke HCP, LLC
                                              Managing General Partner
                                      By:     Pembroke Companies, Inc.
                                              Managing Member

Dated:  May 15, 2003                  By:     /s/ Lawrence J. Cohen
                                              ---------------------
                                                Lawrence J. Cohen
                                              President and Principal
                                              Financial and Accounting Officer






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

                                                                    EXHIBIT 99.1

Pro Forma Financial Information

                            HIGH CASH PARTNERS, L.P.
                        PRO FORMA CONDENSED BALANCE SHEET
                                  MARCH 3, 2003

                                    UNAUDITED



                                                                   PRO FORMA
                                                                   ADJUSTMENTS
                                                                   -----------

                                            HISTORICAL           DEBIT         CREDIT            PRO FORMA
                                            ----------           -----         ------            ---------

ASSETS
Real estate, net                            $ 14,111,075                       14,111,075 (1)    $        -
Cash and cash equivalents                        719,024                                            719,024
Tenants receivables, net                         266,451                          266,451 (1)             -
Other assets                                     138,464                           79,757 (1)         8,333
                                                                                   28,810 (2)
                                                                                   21,564 (2)
                                         -----------------                                       ----------
                                            $ 15,235,014                                           $727,357
                                         =================                                       ==========

LIABILITIES AND PARTNERS'
DEFICIT
Liabilities
Mortgage loan payable                       $  6,500,000         6,500,000(1)                    $        -
Deferred interest payable                     20,955,752        20,955,752(1)                             -
Accounts payable and accrued expenses            124,215            16,614(2)                       107,601
Tenant security deposits payable                  12,196            12,196(2)                             -
Distribution payable                                   -                                                  -

                                         -----------------                                       ----------
     Total liabilities                        27,592,163                                            107,601
                                         -----------------                                       ----------

Partners' deficit
Limited partners' deficit (96,472
unites issued and outstanding)               (12,233,576)                      12,847,136(4)        613,560
General partner deficit                         (123,573)                         129,769(4)          6,196
                                         -----------------                                       ----------

Total partners' deficit                      (12,357,149)                                           619,756
                                         -----------------                                       ----------
                                            $ 15,235,014                                         $  727,357
                                         =================                                       ==========



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(1) To eliminate foreclosed assets and liabilities from books.
(2) To write off remaining assets relating to the Property.
(3) To reclassify expenses relating to the Property transfer.
(4) To record net effects of foreclosure on partners' deficit.

                            HIGH CASH PARTNERS, L.P.
                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                   PERIOD FROM JANUARY 1 THROUGH MARCH 3, 2003

                                    UNAUDITED




                                                                   PRO FORMA
                                                                   ADJUSTMENTS
                                                                   -----------

                                            HISTORICAL           DEBIT         CREDIT            PRO FORMA
                                            ----------           -----         ------            ---------
REVENUES
Rental income                           $    428,703                                          $     428,703
Interest income                                1,261                                                  1,261
                                        --------------                                        -------------
                                             429,964                                                429,964
                                        --------------                                        -------------

COSTS AND EXPENSES
Mortgage loan interest                       496,818                                                496,818
Operating                                    115,851                                                115,851
Depreciation and amortization                 65,830                                                 65,830
Partnership management fees                   75,369                                                 75,369
Property management fees                      12,861                                                 12,861
General and administrative                   109,255                             33,148(3)           76,107
                                        --------------                                        -------------
                                             875,984                                                842,836
                                        --------------                                        -------------

(Loss) from operations before gain on
   foreclosure of Property                  (446,020)                                              (412,872)

Gain on foreclosure of Property                    -           266,451(1)    27,455,752(1)       12,943,757
                                                            14,111,075(1)
                                                                79,757(1)
                                                                21,564(2)
                                                                33,148(3)

Net Income (loss)                       $   (446,020)                                         $  12,530,885
                                        --------------                                        -------------
Net income (loss) attributable to:
Limited partners                        $   (441,560)                                         $  12,405,576
General partners                              (4,460)                                               125,309
                                        --------------                                        -------------
                                        $   (446,020)                                         $  12,530,885
                                        ==============                                        =============

Net income (loss) per unit of limited
partnership interest (96,472 units outstanding)


From operations                         $      (4.58)                                         $       (4.24)
                                        ==============                                        =============
Gain on foreclosure of Property         $        -                                            $      132.83
                                        ==============                                        =============
Total                                   $      (4.58)                                         $      128.59
                                        ==============                                        =============



(1) To eliminate foreclosed assets and liabilities from books.
(2) To write off remaining assets relating to the Property.
(3) To reclassify expenses relating to the Property transfer.
(4) To record net effects of foreclosure on partners' deficit.




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